UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report:  July 31, 2012

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, IN  47202-3005
(Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code:  (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 31, 2012, Cummins Inc. (“Cummins,” “the Company,” “the registrant,” “we,” “our,” or “us”) issued the attached press release reporting its financial results for the second quarter of 2012.  A copy of Cummins' press release is attached hereto as Exhibit 99 and hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is furnished pursuant to Item 2.02 herewith:

99-Press Release dated July 31, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2012

CUMMINS INC.
/s/ Marsha L. Hunt ______________________________ Marsha L. Hunt Vice President - Corporate Controller (Principal Accounting Officer)

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Three months ended
	July 1,	April 1,	June 26,
In millions, except per share amounts	2012	2012	2011
NET SALES	$4,452	$4,472	$4,641
Cost of sales	3,242	3,274	3,438
GROSS MARGIN	1,210	1,198	1,203

OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	487	475	463
Research, development and engineering expenses	187	181	157
Equity, royalty and interest income from investees (Note 1)	104	104	117
Gain on sale of businesses	6	-	68
Other operating income (expense), net	2	2	-
OPERATING INCOME	648	648	768

Interest income	7	8	10
Interest expense	8	8	13
Other income (expense), net	14	2	(3)
INCOME BEFORE INCOME TAXES	661	650	762

Income tax expense (Note 2)	166	175	225
CONSOLIDATED NET INCOME	495	475	537

Less: Net income attributable to noncontrolling interests	26	20	32
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$469	$455	$505

EARNINGS PER COMMON SHARE ATTRIBUTABLE
TO CUMMINS INC.
Basic	$2.47	$2.39	$2.61
Diluted	$2.47	$2.38	$2.60

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	189.8	190.4	193.8
Diluted	190.1	190.8	194.4

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.40	$0.40	$0.2625

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Six months ended
In millions, except per share amounts	July 1, 2012	June 26, 2011
NET SALES	$8,924	$8,501
Cost of sales	6,516	6,341
GROSS MARGIN	2,408	2,160

OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	962	852
Research, development and engineering expenses	368	286
Equity, royalty and interest income from investees (Note 1)	208	213
Gain on sale of businesses	6	68
Other operating income (expense), net	4	(6)
OPERATING INCOME	1,296	1,297

Interest income	15	16
Interest expense	16	23
Other income (expense), net	16	(6)
INCOME BEFORE INCOME TAXES	1,311	1,284

Income tax expense (Note 2)	341	382
CONSOLIDATED NET INCOME	970	902

Less: Net income attributable to noncontrolling interests	46	54
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$924	$848

EARNINGS PER COMMON SHARE ATTRIBUTABLE
TO CUMMINS INC.
Basic	$4.86	$4.36
Diluted	$4.85	$4.34

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	190.1	194.6
Diluted	190.5	195.2

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.80	$0.525

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited) (a)
In millions, except par value	July 1, 2012	December 31, 2011
ASSETS
Current assets
Cash and cash equivalents	$1,145	$1,484
Marketable securities	261	277
Total cash, cash equivalents and marketable securities	1,406	1,761
Accounts and notes receivable, net	2,620	2,526
Inventories	2,581	2,141
Prepaid expenses and other current assets	639	663
Total current assets	7,246	7,091
Long-term assets
Property, plant and equipment	5,475	5,245
Accumulated depreciation	(3,051)	(2,957)
Property, plant and equipment, net	2,424	2,288
Investments and advances related to equity method investees	890	838
Goodwill	345	339
Other intangible assets, net	268	227
Other assets	996	885
Total assets	$12,169	$11,668

LIABILITIES
Current liabilities
Loans payable	$58	$28
Accounts payable (principally trade)	1,634	1,546
Current portion of accrued product warranty	407	422
Accrued compensation, benefits and retirement costs	340	511
Deferred revenue	208	208
Taxes payable (including taxes on income)	258	282
Other accrued expenses	665	660
Total current liabilities	3,570	3,657
Long-term liabilities
Long-term debt	653	658
Pensions	118	205
Postretirement benefits other than pensions	425	432
Other liabilities and deferred revenue	966	885
Total liabilities	5,732	5,837

EQUITY
Cummins Inc. shareholders’ equity
Common stock, $2.50 par value, 500 shares authorized, 222.4 and 222.2 shares issued	2,036	2,001
Retained earnings	6,810	6,038
Treasury stock, at cost, 32.0 and 30.2 shares	(1,777)	(1,587)
Common stock held by employee benefits trust, at cost, 1.6 and 1.8 shares	(20)	(22)
Accumulated other comprehensive loss
Defined benefit postretirement plans	(703)	(724)
Other	(243)	(214)
Total accumulated other comprehensive loss	(946)	(938)
Total Cummins Inc. shareholders’ equity	6,103	5,492
Noncontrolling interests	334	339
Total equity	6,437	5,831
Total liabilities and equity	$12,169	$11,668

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited) (a)
	Six months ended
In millions	July 1, 2012	June 26, 2011
CASH FLOWS FROM OPERATING ACTIVITIES
Consolidated net income	$970	$902
Adjustments to reconcile consolidated net income to net cash provided by operating activities
Depreciation and amortization	171	159
Gain on sale of businesses	(6)	(68)
Deferred income taxes	(39)	87
Equity in income of investees, net of dividends	(25)	2
Pension contributions in excess of expense	(52)	(47)
Other post-retirement benefits payments in excess of expense	(7)	(10)
Stock-based compensation expense	21	18
Excess tax benefits on stock-based awards	(11)	(4)
Translation and hedging activities	7	(6)
Changes in current assets and liabilities, net of acquisitions and divestitures:
Accounts and notes receivable	(116)	(513)
Inventories	(439)	(290)
Other current assets	(47)	11
Accounts payable	61	307
Accrued expenses	(173)	169
Changes in other liabilities and deferred revenue	103	58
Other, net	(21)	(31)
Net cash provided by operating activities	397	744

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(266)	(215)
Investments in internal use software	(40)	(22)
Investments in and advances to equity investees	(40)	(20)
Proceeds from sale of business, net of cash sold	-	111
Acquisition of businesses, net of cash acquired	(12)	-
Investments in marketable securities—acquisitions	(276)	(361)
Investments in marketable securities—liquidations	280	343
Cash flows from derivatives not designated as hedges	1	6
Other, net	3	7
Net cash used in investing activities	(350)	(151)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	46	60
Payments on borrowings and capital lease obligations	(75)	(94)
Net borrowings under short-term credit agreements	3	11
Distributions to noncontrolling interests	(32)	(26)
Dividend payments on common stock	(152)	(102)
Repurchases of common stock	(196)	(373)
Excess tax benefits on stock-based awards	11	4
Other, net	9	7
Net cash used in financing activities	(386)	(513)
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	-	8
Net increase (decrease) in cash and cash equivalents	(339)	88
Cash and cash equivalents at beginning of year	1,484	1,023
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$1,145	$1,111

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES

SEGMENT INFORMATION

(Unaudited)

		Engine	Components	Power Generation	Distribution	Non-segment Items(1)	Total
	In millions
	Three months ended July 1, 2012
	External sales	$2,381	$710	$572	$789	$-	$4,452
	Intersegment sales	460	326	337	5	(1,128)	-
	Total sales	2,841	1,036	909	794	(1,128)	4,452
	Depreciation and amortization(2)	47	19	11	8	-	85
	Research, development and engineering expenses	115	51	19	2	-	187
	Equity, royalty and interest income from investees	37	8	10	49	-	104
	Interest income	3	1	3	-	-	7
	Segment EBIT	376	116	94	92	(9)	669

	Three months ended April 1, 2012
	External sales	$2,412	$774	$516	$770	$-	$4,472
	Intersegment sales	447	325	264	5	(1,041)	-
	Total sales	2,859	1,099	780	775	(1,041)	4,472
	Depreciation and amortization(2)	47	19	11	7	-	84
	Research, development and engineering expenses	111	51	18	1	-	181
	Equity, royalty and interest income from investees	38	8	10	48	-	104
	Interest income	4	1	2	1	-	8
	Segment EBIT	381	143	76	94	(36)	658

	Three months ended June 26, 2011
	External sales	$2,476	$741	$649	$775	$-	$4,641
	Intersegment sales	424	291	260	10	(985)	-
	Total sales	2,900	1,032	909	785	(985)	4,641
	Depreciation and amortization(2)	44	18	11	5	-	78
	Research, development and engineering expenses	102	43	12	-	-	157
	Equity, royalty and interest income from investees	49	9	13	46	-	117
	Interest income	6	1	3	-	-	10
	Segment EBIT	377	120	105	106	67	775

	Six months ended July 1, 2012
	External sales	$4,793	$1,484	$1,088	$1,559	$-	$8,924
	Intersegment sales	907	651	601	10	(2,169)	-
	Total sales	5,700	2,135	1,689	1,569	(2,169)	8,924
	Depreciation and amortization(2)	94	38	22	15	-	169
	Research, development and engineering expenses	226	102	37	3	-	368
	Equity, royalty and interest income from investees	75	16	20	97	-	208
	Interest income	7	2	5	1	-	15
	Segment EBIT	757	259	170	186	(45)	1,327

	Six months ended June 26, 2011
	External sales	$4,482	$1,401	$1,206	$1,412	$-	$8,501
	Intersegment sales	809	555	498	15	(1,877)	-
	Total sales	5,291	1,956	1,704	1,427	(1,877)	8,501
	Depreciation and amortization(2)	89	36	21	11	-	157
	Research, development and engineering expenses	182	80	23	1	-	286
	Equity, royalty and interest income from investees	91	17	21	84	-	213
	Interest income	9	2	4	1	-	16
	Segment EBIT	667	225	194	195	26	1,307

(1)

Includes intersegment sales and profit in inventory eliminations and unallocated corporate expenses.  The three and six months ended July 1, 2012, include a $6 million gain ($4 million after-tax) related to adjustments from our 2011 divestitures.  There were no significant unallocated corporate expenses for the three months ended April 1, 2012.  The three and six months ended June 26, 2011, include a $68 million gain ($37 million after-tax) related to the sale of certain assets and liabilities of our exhaust business from the Components segment.  The gains have been excluded from segment results as they were not considered in our evaluation of operating results for the three and six months ended July 1, 2012 and June 26, 2011.   There were no other significant unallocated corporate expenses for the three and six months ended July 1, 2012 and June 26, 2011.

(2)	Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount that is included in the Condensed Consolidated Statements of Income as “Interest expense.”

CUMMINS INC. AND SUBSIDIARIES

RECONCILIATION OF SEGMENT INFORMATION

(Unaudited)

A reconciliation of our segment information to the corresponding amounts in the Condensed Consolidated Statements of Income is shown in the table below:

	Three months ended			Six months ended
	July 1,	April 1,	June 26,	July 1,	June 26,
In millions	2012	2012	2011	2012	2011
Segment EBIT	$669	$658	$775	$1,327	$1,307
Less
Interest expense	8	8	13	16	23
Income before income taxes	$661	$650	$762	$1,311	$1,284

CUMMINS INC. AND SUBSIDIARIES

SELECTED FOOTNOTE DATA

(Unaudited)

NOTE 1.  EQUITY, ROYALTY AND INTEREST INCOME FROM INVESTEES

Equity, royalty and interest income from investees included in our Condensed Consolidated Statements of Income for the interim reporting periods was as follows:

	Three months ended			Six months ended
	July 1,	April 1,	June 26,	July 1,	June 26,
In millions	2012	2012	2011	2012	2011
Distribution Entities
North American distributors	$38	$40	$35	$78	$65
Komatsu Cummins Chile, Ltda.	6	5	6	11	10
All other distributors	2	1	1	3	2
Manufacturing Entities
Chongqing Cummins Engine Company, Ltd.	17	18	19	35	31
Dongfeng Cummins Engine Company, Ltd.	17	16	26	33	49
Cummins Westport, Inc.	4	5	3	9	4
Shanghai Fleetguard Filter Co., Ltd.	4	3	4	7	8
Tata Cummins, Ltd.	3	4	3	7	7
Beijing Foton Cummins Engine Co., Ltd.	2	(2)	(1)	-	(3)
Valvoline Cummins, Ltd.	2	2	2	4	4
Komatsu manufacturing alliances	1	(1)	(1)	-	1
All other manufacturers	(1)	1	6	-	12
Cummins share of net income	$95	$92	$103	$187	$190
Royalty and interest income	9	12	14	21	23
Equity, royalty and interest income from investees	$104	$104	$117	$208	$213

NOTE 2.  INCOME TAXES

Our effective tax rate for the year is expected to approximate 26 percent, absent any discrete period activity.  Our tax rate is generally less than the 35 percent U.S. income tax rate primarily due to lower tax rates on foreign income.  The tax rates for the three and six month periods ended July 1, 2012, were 25.1 percent and 26.0 percent, respectively.

The tax rates for the three and six month periods ended June 26, 2011, were 29.5 percent and 29.8 percent, respectively, and included a discrete tax charge of $4 million related to the enactment of state law changes in Indiana.  The decrease in the 2012 effective tax rates versus the comparable periods in 2011 is due primarily to our assertion that income earned after 2011 by our China operations is permanently reinvested, as well as certain tax planning strategies implemented in our U.K. subsidiaries.

CUMMINS INC. AND SUBSIDIARIES

FINANCIAL MEASURES THAT SUPPLEMENT GAAP

(Unaudited)

Net income and diluted earnings per share (EPS) attributable to Cummins Inc. excluding special items

We believe this is a useful measure of our operating performance for the periods presented as it illustrates our operating performance without regard to special items including the gains related to the sale of certain assets and liabilities.  This measure is not in accordance with, or an alternative for, accounting principles generally accepted in the United States of America (GAAP) and may not be consistent with measures used by other companies.  It should be considered supplemental data.  The following table reconciles net income attributable to Cummins Inc. to net income attributable to Cummins Inc. excluding special items for the three and six month periods ended July 1, 2012 and June 26, 2011.

	Three months ended				Six months ended
	July 1, 2012		June 26, 2011		July 1, 2012		June 26, 2011
In millions	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS
Net income attributable to Cummins Inc.	$469	$2.47	$505	$2.60	$924	$4.85	$848	$4.34
Subtract
Gain on sale of businesses(1)	4	0.02	37	0.19	4	0.02	37	0.19
Net income attributable to Cummins Inc.
excluding special items	$465	$2.45	$468	$2.41	$920	$4.83	$811	$4.15

(1)	The gains have been excluded from operating results as they were not considered in our evaluation of performance for the three and six months ended July 1, 2012 and June 26, 2011.

CUMMINS INC. AND SUBSIDIARIES

FINANCIAL MEASURES THAT SUPPLEMENT GAAP

(Unaudited)

Earnings before interest, taxes and noncontrolling interests

We define EBIT as earnings before interest expense, income tax expense and noncontrolling interests in income of consolidated subsidiaries (EBIT).  We use EBIT to assess and measure the performance of our operating segments and also as a component in measuring our variable compensation programs.  Below is a reconciliation of EBIT, a non-GAAP financial measure, to “Net income attributable to Cummins Inc.,” for each of the applicable periods:

	Three months ended			Six months ended
	July 1,	April 1,	June 26,	July 1,	June 26,
In millions	2012	2012	2011	2012	2011
Earnings before interest expense, income taxes
and special items	$663	$658	$707	$1,321	$1,239

Earnings before interest expense, income taxes and
special items as a percentage of net sales	14.9%	14.7%	15.2%	14.8%	14.6%

Add
Gain on sale of businesses	6	-	68	6	68

Earnings before interest expense and income taxes	$669	$658	$775	$1,327	$1,307

EBIT as a percentage of net sales	15.0%	14.7%	16.7%	14.9%	15.4%

Less
Interest expense	8	8	13	16	23
Income tax expense	166	175	225	341	382
Consolidated net income	495	475	537	970	902

Less
Net income attributable to noncontrolling interests	26	20	32	46	54
Net income attributable to Cummins Inc.	$469	$455	$505	$924	$848

Net income attributable to Cummins Inc. as a
percentage of net sales	10.5%	10.2%	10.9%	10.4%	10.0%

CUMMINS INC. AND SUBSIDIARIES

BUSINESS UNIT SALES DATA

(Unaudited)

Engine segment net sales by market

2012
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$892	$807	$-	$-	$1,699
Medium-duty truck and bus	526	512	-	-	1,038
Light-duty automotive and RV	286	297	-	-	583
Industrial	861	859	-	-	1,720
Stationary power	294	366	-	-	660
Total sales	$2,859	$2,841	$-	$-	$5,700

2011
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$485	$693	$748	$865	$2,791
Medium-duty truck and bus	474	608	640	598	2,320
Light-duty automotive and RV	296	310	271	299	1,176
Industrial	855	988	977	1,030	3,850
Stationary power	281	301	319	269	1,170
Total sales	$2,391	$2,900	$2,955	$3,061	$11,307

Unit shipments by engine classification (including unit shipments to Power Generation)

2012
Units	Q1	Q2	Q3	Q4	YTD
Midrange	109,000	110,000	-	-	219,000
Heavy-duty	36,000	33,000	-	-	69,000
High horsepower	5,500	5,800	-	-	11,300
Total units	150,500	148,800	-	-	299,300

2011
Units	Q1	Q2	Q3	Q4	YTD
Midrange	109,400	131,300	130,600	138,100	509,400
Heavy-duty	20,000	29,900	31,100	35,300	116,300
High horsepower	4,900	5,700	5,600	5,400	21,600
Total units	134,300	166,900	167,300	178,800	647,300

CUMMINS INC. AND SUBSIDIARIES

BUSINESS UNIT SALES DATA

(Unaudited)

Component segment sales by business

2012
In millions	Q1	Q2	Q3	Q4	YTD
Emission solutions	$404	$349	$-	$-	$753
Turbo technologies	298	297	-	-	595
Filtration	270	266	-	-	536
Fuel systems	127	124	-	-	251
Total sales	$1,099	$1,036	$-	$-	$2,135

2011
In millions	Q1	Q2	Q3	Q4	YTD
Emission solutions	$273	$311	$306	$372	$1,262
Turbo technologies	297	314	298	314	1,223
Filtration	255	287	288	283	1,113
Fuel systems	99	120	123	123	465
Total sales	$924	$1,032	$1,015	$1,092	$4,063

In the first quarter of 2012, our Power Generation segment reorganized its reporting structure to include the following businesses:  power products, power systems, generator technologies and power solutions.  Sales for our Power Generation segment by business (including 2011 and 2010 reorganized balances) were as follows:

2012
In millions	Q1	Q2	Q3	Q4	YTD
Power products	$375	$459	$-	$-	$834
Power systems	188	217	-	-	405
Generator technologies	141	160	-	-	301
Power solutions	76	73	-	-	149
Total sales	$780	$909	$-	$-	$1,689

2011
In millions	Q1	Q2	Q3	Q4	YTD
Power products	$377	$415	$433	$411	$1,636
Power systems	189	210	188	228	815
Generator technologies	154	189	166	164	673
Power solutions	75	95	87	117	374
Total sales	$795	$909	$874	$920	$3,498

2010
In millions	YTD
Power products	$1,465
Power systems	616
Generator technologies	550
Power solutions	288
Total sales	$2,919

CUMMINS INC. AND SUBSIDIARIES

BUSINESS UNIT SALES DATA

(Unaudited)

Distribution segment sales by product

2012
In millions	Q1	Q2	Q3	Q4	YTD
Parts and filtration	$288	$302	$-	$-	$590
Power generation	186	201	-	-	387
Engines	166	147	-	-	313
Service	135	144	-	-	279
Total sales	$775	$794	$-	$-	$1,569

2011
In millions	Q1	Q2	Q3	Q4	YTD
Parts and filtration	$235	$271	$283	$296	$1,085
Power generation	145	195	191	191	722
Engines	140	186	171	206	703
Service	122	133	138	141	534
Total sales	$642	$785	$783	$834	$3,044